UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

August 31, 2012

Date of Report

(Date of earliest event reported)

LKA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-17106	91-1428250
(State or other jurisdiction of incorporation)	(Commission File No.)	IRS Employer I.D. No.

3724 47th Street Ct. N.W.

Gig Harbor, Washington  98335

 (Address of principal executive offices)

(253) 851-7486

Registrant's telephone number

N/A

 (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 31, 2012, LKA International, Inc., a Delaware corporation (the “Company”), executed a separate Note Settlement Agreement with each of the following four creditors:  Cognitive Associates Limited Partnership; Cognitive Intelligence Limited Partnership; C.K. Cooper & Company, Inc.; and Sonata Multi-Manager Fund, LP (collectively, the “Noteholders”).  Under the terms of each Note Settlement Agreement, each of the Noteholders agreed to settle the outstanding principal and interest owed to each in consideration of the issuance of shares of the Company’s common stock at a settlement price of $0.25 per share.  The total principal and interest settled by each Noteholder (the “Settlement Amount”), and the number of shares to be issued to each (the “Settlement Shares”), are indicated below:

Noteholder

Settlement Amount

No. of Settlement Shares

Cognitive Associates Limited Partnership

$136,481.84

   545,927

Cognitive Intelligence Limited Partnership

$  16,016.54

     64,066

C.K. Cooper & Company, Inc.

$  29,816.66

   374,582

Sonata Multi-Manager Fund, LP

$197,411.51

   789,646

Totals

$379,726.55

1,774,221

The Company is required, within 90 days of the date of the Note Settlement Agreements, to proceed with the court hearing process that is required in order for the Settlement Shares to be issued pursuant to the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended.  If Settlement Shares are not issuable in reliance on the Section 3(a)(10) exemption within such 90 day period, each Noteholder may declare its Note Settlement Agreement null and void in its entirety.

A copy of each of the Note Settlement Agreements is attached hereto as Exhibits 10.1 through 10.4, respectively, and is incorporated herein by reference. The foregoing description of the Note Settlement Agreements does not purport to be complete and is qualified in its entirety by reference to the exhibits hereto which are incorporated by reference.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01.

Item 9.01.   Financial Statements and Exhibits.

       (a)  Financial Statements of Businesses Acquired.

              None; not applicable.

(b)  Pro Forma Financial Information.

              None; not applicable.

(c)  Shell Company Transactions.

None; not applicable.

(d)  Exhibits.

Exhibit

Number

Description

10.1

Note Settlement Agreement of Cognitive Associates Limited Partnership

10.2

Note Settlement Agreement of Cognitive Intelligence Limited Partnership

10.3

Note Settlement Agreement of C.K. Cooper & Company, Inc.

10.4

Note Settlement Agreement of Sonata Multi-Manager Fund, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKA INTERNATIONAL, INC.

Date: 9/6/12

By  /s/ Kye A. Abraham

Kye A. Abraham, President